                                                                    EXHIBIT 3.11

                                     DELAWARE                     PAGE 2

                                 THE FIRST STATE

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RADIO ONE OF ATLANTA, LLC" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 2001, AT 9:01 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2001.

                                   /s/ Harriet Smith Windsor
                          [SEAL]   -----------------------------------------
                                   Harriet Smith Windsor, Secretary of State

2445781 8100V                        AUTHENTICATION: 1540736

010660255                                      DATE: 01-04-02

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 12/20/2001
   010660255 - 2445781

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

- FIRST: The name of the limited liability company is Radio One of Atlanta, LLC.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

-     THIRD: This Certificate of Formation shall be effective on December 31,
      2001.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Radio One of Atlanta, LLC this 19th day of December, 2001.

                                         BY: /s/ Donna Mcclurkin-Fletcher
                                             -----------------------------------
                                             AUTHORIZED PEREON(s)

                                       NAME: Donna Mcclurkin Fletcher
                                             -----------------------------------
                                             TYPE OR PRINT

                                       1